UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
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SCHEDULE 14A
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INFORMATION REQUIRED IN PROXY STATEMENT
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BANDWIDTH INC.
(Name of Registrant as Specified In Its Charter)

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Bandwidth Announces Additional Information Regarding the Annual Meeting of Stockholders
RALEIGH, N.C. (May 6, 2020) – Bandwidth Inc. (NASDAQ: BAND) (“Bandwidth”), a software company focused on communications for the enterprise, today announced additional information regarding the Annual Meeting of Stockholders to be held on Thursday, May 21, 2020.
The following materials relate to the Notice of Annual Meeting of Stockholders and Proxy Statement (the “Proxy Statement”), dated April 13, 2020, for the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Bandwidth (the “Company”), furnished to Stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting scheduled to be held on Thursday, May 21, 2020. These definitive additional materials are being filed with the U.S. Securities and Exchange Commission and are being made available to Stockholders on or about May 6, 2020. PLEASE READ THESE MATERIALS CAREFULLY IN CONJUNCTION WITH THE PROXY STATEMENT AND OTHER PROXY MATERIALS.
INFORMATION REGARDING REMOTE ACCESS TO ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 21, 2020
To the Stockholders of Bandwidth Inc.:
Due to the public health impact of the COVID-19 (coronavirus) pandemic and the related limitations within the State of North Carolina on certain gatherings of individuals, and in order to support the health and well-being of our Stockholders, employees and the greater community, the Company has provided remote access to the Annual Meeting. Stockholders will be able to attend the Annual Meeting in-person; however, the number of stockholders who are able to attend the Annual Meeting may be limited; other limitations also may apply if you choose to attend the Annual Meeting in-person.  As previously announced, the Annual Meeting will be held at 9:30 a.m. local time, on Thursday, May 21, 2020.
The date, time and webcast link for remote access to the Annual Meeting are as follows:

Date:	May 21, 2020
Time:	9:30 a.m. local time
Webcast Link:	https://web.lumiagm.com/238551475
The proposals to be voted on at the Annual Meeting remain the same as those set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement for the Annual Meeting previously mailed or made available to Stockholders (the “Proxy Materials”). As described in the Proxy Materials, you are entitled to vote at the Annual Meeting if you were a Stockholder as of the close of business on April 6, 2020, the record date. The proxy card that was included with the Proxy Materials will not be updated to reflect the provision of remote access but may continue to be used to vote your shares in connection with the Annual Meeting.
THE COMPANY ENCOURAGES ALL STOCKHOLDERS TO REVIEW THE PROXY MATERIALS. THIS INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE PROXY MATERIALS.

Voting
Instructions for how to submit a proxy and vote prior to the Annual Meeting can be found on page 3 of the Proxy Statement. The Company encourages eligible Stockholders to vote on the proposals disclosed in the Proxy Materials prior to the Annual Meeting using the instructions provided in the Proxy Materials.
If you have already submitted a proxy, you do not need to vote again unless you would like to change or revoke your prior vote on any proposal. If you would like to change or revoke your prior vote on any proposal, please refer to page 4 of the Proxy Statement for instructions on how to do so. If you wish to vote at the Annual Meeting itself, you will need to follow the instructions below.
Attending the Annual Meeting
The Company hopes that all Stockholders who can do so will attend the Annual Meeting via the live webcast. The live webcast has been designed to provide the same rights to participate as you would have if you attended in-person. During the Annual Meeting, Stockholders who held shares as of the Record Date may ask questions on the proposals and will be able to vote their shares electronically. The Company will respond to as many inquiries at the Annual Meeting as time allows.
Both Stockholders of record and Stockholders who hold their shares in “street name” can attend the Annual Meeting via live webcast, submit their questions during the Annual Meeting and vote their shares electronically at the Annual Meeting by following the instructions below.
You may also attend the Annual Meeting as a guest, but you will not be able to ask questions or vote your shares during the meeting using the webcast platform.
To attend the Annual Meeting with the rights of a Stockholder of record, you must:
•First access the Annual Meeting by entering the webcast link address of https://web.lumiagm.com/238551475 into your internet browser and then click “Join”. Next you should click on “I have a control number”, enter the control number found on your proxy card you previously received, and enter the password “bandwidth2020” (the password is case sensitive).
•To vote your shares electronically at the Annual Meeting, you can do so by clicking on the Stockholder Central link on the screen to submit your ballot. You may also continue to vote using the instructions provided in the Proxy Materials until the Annual Meeting concludes.
•If you do not have your control number, you may still attend the Annual Meeting as a guest (non-Stockholder) but you will not have the option to participate in or vote your shares electronically at the Annual Meeting. Should you wish to obtain a duplicate control number, you must submit a request for a duplicate control number to American Stock Transfer & Trust Company, LLC: (1) by email to proxy@astfinancial.com; (2) by facsimile to 718-765-8730 or (3) by mail to American Stock Transfer & Trust Company, LLC, Attn: Proxy Tabulation Department, 6201 15th Avenue, Brooklyn, NY 11219. Requests for a duplicate control number must be labeled as “Duplicate Control Number” and be received by American Stock Transfer & Trust Company, LLC no later than 5:00 p.m. local time on May 20, 2020.

To attend the Annual Meeting with the rights of a holder of shares in “street name,” you must:
•Obtain a legal proxy from your broker, bank or other nominee.
•You then must submit a request for registration to American Stock Transfer & Trust Company, LLC: (1) by email to proxy@astfinancial.com; (2) by facsimile to 718-765-8730 or (3) by mail to American Stock Transfer & Trust Company, LLC, Attn: Proxy Tabulation Department, 6201 15th Avenue, Brooklyn, NY 11219. Requests for registration must be labeled as “Legal Proxy” and be received by American Stock Transfer & Trust Company, LLC no later than 5:00 p.m. local time on May 14, 2020.
•If you have registered with American Stock Transfer & Trust Company, LLC as outlined above, you can vote your shares electronically at the Annual Meeting by clicking on the Stockholder Central link on the screen to submit your ballot. You may also continue to vote using the instructions provided by your broker, bank or other nominee.
•Please note, if you do not complete the registration process with American Stock Transfer and Trust Company, LLC, you may still attend the Annual Meeting as a guest (non-Stockholder) but you will not have the option to participate in or vote your shares electronically at the Annual Meeting.
Technical Difficulties
We will have technicians ready to assist you with any technical difficulties you may have accessing the Annual Meeting live webcast. Please be sure to check in by 9:00 a.m. local time on May 21, 2020, the day of the Annual Meeting, so that we may address any technical difficulties before the Annual Meeting live webcast begins. If you encounter any difficulties accessing the Annual Meeting live webcast during the check-in or meeting time, please go to https://go.lumiglobal.com/faq or call 718-931-8399, ext. 6449.
About Bandwidth
Bandwidth (NASDAQ: BAND) is a software company focused on communications for the enterprise. Companies like Google, Microsoft, Cisco, Zoom and RingCentral use Bandwidth's APIs to easily embed voice, messaging and 911 access into software and applications. Bandwidth is the first and only CPaaS provider offering a robust selection of communications APIs built around their own nationwide IP voice network – one of the largest in the nation. More information available at www.bandwidth.com.